Derivative Assets And Liabilities	12 Months Ended
Dec. 31, 2011
Derivative Assets And Liabilities [Abstract]
Derivative Assets And Liabilities

11. Derivative assets and liabilities

     The objective of our hedging policy is to adapt a risk adverse position with respect to changes in interest rates and foreign currencies. We have entered into a number of interest rate derivatives to hedge the current and future interest rate payments on our variable rate debt. Furthermore we have entered into a number of foreign currency derivatives to hedge the current and future Euro - US Dollar exposure to our business. These derivative products can include interest rate swaps, caps, floors, options and forward contracts. As of December 31, 2011, we had interest rate swaps, caps and floors and several foreign currency forward contracts with a combined notional amount of $3.8 billion and a combined negative fair value of $6.1 million. The variable benchmark interest rates associated with these instruments ranged from one to six-month LIBOR.

     We have not applied hedge accounting under ASC 815 to any of the above mentioned caps and floors and to two interest rate swaps, which we acquired through the Genesis Transaction. The change in fair value of these derivatives, therefore, is recorded in the income statement as an increase/(decrease) in interest expense as specified below:

	Year ended December 31,
	2009	2010	2011
Change in fair value of interest rate caps and floors	$(23,692)	$27,720	$59,312
Change in fair value of interest rate swaps acquired in Genesis Transaction	—	(22,947)	(39,536)
	$(23,692)	$4,773	$19,776

     As of December 31, 2011 we had four interest rate swaps for which we achieved cash flow hedge accounting treatment. The four interest rate swaps had a combined notional amount of $0.5 billion and a combined negative fair value of $9.8 million as of December 31, 2011. As of December 31, 2010 we had two interest rate swaps for which we achieved cash flow hedge accounting treatment. The two interest rate swaps had a combined notional amount of zero and a combined positive fair value of $5.7 million as of December 31, 2010. The change in fair value related to the effective portion of these four interest rate swaps is recorded, net of tax, in accumulated other comprehensive income. We do not expect to reclassify amounts from accumulated other comprehensive income to net interest over the next 12 months. Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. Cash under such arrangements is included in restricted cash (Note 3).

     Counterparties to currency exchange and interest rate derivatives consist of major international financial institutions. The Company continually monitors its positions and the credit ratings of the counterparties involved and limits the amount of credit exposure to any one party. While the Company may be exposed to potential losses due to the credit risk of non-performance by these counterparties, losses are not anticipated. The Company closely monitors the credit risk associated with its counterparties and customers and to date has not experienced material losses.

     The maximum time period for which we hedge our exposure to forecasted transaction cash flows is 12 years, excluding the variability related to the payment of interest on floating rate debt obligations.